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                                                                    EXHIBIT 10.8

                        [LETTERHEAD OF DIGITAL ISLAND]

                             EMPLOYMENT AGREEMENT
                             --------------------


     THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of March 16, 1998 by Digital Island, Inc., a California corporation and Timothy M. Wilson ("Employee").

     In consideration of the mutual covenants and conditions contained in this Agreement, the parties agree as follows:

     1.   At Will Employment. The Company hereby employees Employee in the
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capacity of Vice President of Marketing. In this position you will report to the
President/CEO. The parties agree that employment at the Company is at will and may be terminated by either the Company or Employee at any time with or without cause and with or without notice. Employee acknowledges that Employee has no right to be employed for a specific term and no right to insist on specific grounds for termination. Employee acknowledges and agrees that the at will nature of this Agreement extends to all employment decisions and that any change in the terms and conditions of employment, including without limitation work assignments, production standards, job responsibilities, compensation and promotions, shall be at the Company's sole discretion.

     2.a.  Compensation and Expenses. Employee shall be entitled to a monthly
           -------------------------
salary of $12,500.00 (which would equal $150,000 annually), payable (less required withholdings) no less frequently than twice monthly. In addition to your base salary, you will be eligible for a bonus of $12,500 per quarter, based upon the achievement of mutually agreed upon objectives. (Bonuses paid for the first quarter of employment will be pro-rated as of your start date.) You are guaranteed your bonus for the first two complete quarters of employment. The Company will, in accordance with the Company's policy in effect from time to time, reimburse Employee for all approved business expenses incurred by Employee in connection with the performance of Employee's duties.

The company agrees to reimburse you for the following relocation expenses: moving your household goods to California; temporary housing of up to $2,000 per month for 6 months; and one round trip coach airline ticket every two weeks to be used by you or your wife over the 6 month period.

     2.b.  Incentive Stock Options (ISO): The Company will offer the employee a
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qualified option to purchase 140,000 shares (assumes 140,000 shares outstanding after the closes
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of the current financing) of Digital Island at an ISO price to be determined by the Board of Directors. This option will be vested over 50 months with an initial 12 month employment requirement. At the end of the first 12 months of employment you will vest 24% and then 2% per month thereafter. (This option will be contingent upon Board of Director review and approval.)

     2.c.  Other Benefits. During the Term of Employment, Employee shall be
           --------------
entitled to such medical and disability coverage and such vacation, sick leave and holiday benefits, if any, as are made available to the Company's Executive Staff, all in accordance with the Company's benefits program in effect from time to time.

     3.   Company's Trade Secrets: In performance of Employee's job duties as
          -----------------------
may be designated by the Company from time to time, Employee will be exposed to the Company's Trade Secrets. "Trade Secrets" means information or material that is commercially valuable to the Company and not generally known in the industry. This includes:

          (a) any and all versions of the Company's proprietary computer software (including source code and object code), hardware, firmware and documentation;

          (b) technical information concerning the Company's products and services, including product data and specifications, diagrams, flow charts, drawings, test results, know-how, processes, inventions, research projects and product development;

          (c) information concerning the Company's business, including cost information, profits, sales information, accounting and unpublished financial information, business plans, markets and marketing methods, customer lists and customer information, purchasing techniques, supplier lists and supplier information and advertising strategies;

          (d) information concerning the Company's employees, including their salaries, strengths, weaknesses and skills;

          (e) information submitted by the Company's customers, suppliers, employees, consultants or co-venturers with the Company for study, evaluation or use; and

          (f) any other information not generally known to the public which, if misused or disclosed, could reasonably be expected to adversely affect the Company's business.

     4.   Nondisclosure of Trade Secrets: Employee will keep the Company's Trade
          ------------------------------
Secrets (and Trade Secrets of any person or company contracting with the Company), whether or not prepared or developed by Employee, in the strictest confidence. Employee will not use or disclose such secrets to others without the Company's written consent, except when necessary to perform Employee's job. Employee agrees that any customer, publisher or other third party who provides confidential information to the Company is an intended third party beneficiary of this

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provision. However, Employee shall have no obligation to treat as confidential any information which:

          (a) was in Employee's possession or known to Employee, without an obligation to keep it confidential, before such information was disclosed to Employee by the Company;

          (b) is or becomes public knowledge through a source other than Employee and through no fault of Employee's;

          (c) is or becomes lawfully available to Employee from a source other than the Company; or

          (d) is disclosed pursuant to a requirement of a governmental agency or as otherwise required by any court of competent jurisdiction.

     5.   No Conflicting Obligations. Employee's performance of this Agreement
          --------------------------
and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by Employee prior to Employee's employment with the Company. Employee will not disclose to the Company, or induce the Company to use, any confidential or proprietary information or material belonging to any previous employer or other person or entity. Employee is not a party to any other agreement which will interfere with Employee's full compliance with this Agreement. Employee will not enter into any agreement, whether written or oral, in conflict with the provisions of this Agreement.

     6.   Return of Materials: When Employee's employment with the Company ends,
          -------------------
for whatever reason, Employee will promptly deliver to the Company all originals and copies of all documents, records, software programs, media and other materials containing any of the Company's Trade Secrets. Employee will also return to the Company all equipment, files, software programs and other personal property belonging to the Company or to any of its customers.

     7.   Confidentiality Obligation Survives Employment: Employee's obligation
          ----------------------------------------------
to maintain the confidentiality and security of the Company's Trade Secrets continues even after Employee's employment with the Company ends and continues for so long as such material remains a Trade Secret.

     8.   Computer Programs Are Works Made for Hire: Company may ask, as part of
          -----------------------------------------
Employee's job duties, Employee to create, or contribute to the creation of, computer programs, audiovisual works, documentation, artwork and other copyrightable works (collectively called "Work Product"). Employee agrees that any and all Work Product shall be "works made for hire" and that the Company shall own all the copyright rights in such works. Employee retains no rights to use the Work Product or the Developments and agrees not to challenge the validity of the ownership by the Company of the Work Product or the Developments. IF AND TO THE

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EXTENT ANY SUCH MATERIAL DOES NOT SATISFY THE LEGAL REQUIREMENTS TO CONSTITUTE A
WORK MADE FOR HIRE, EMPLOYEE HEREBY ASSIGNS ALL RIGHT, TITLE AND INTERESTS TO
ALL EMPLOYEE'S COPYRIGHT AND OTHER INTELLECTUAL PROPERTY RIGHTS IN THE WORK PRODUCT TO THE COMPANY.

     9.   Disclosure of Developments: While Employee is employed by the Company,
          --------------------------
Employee will promptly inform the Company of the full details of all Employee's works of authorship, new or useful art, inventions, discoveries, findings, improvements, designs, innovations and ideas (collectively called "Developments"), whether or not the Developments are patentable, copyrightable or otherwise protectable, that Employee conceives, completes or reduces to practice (whether individually or in collaboration with others) and which:

          (a) relate to the Company's present or prospective business, or actual or demonstrably anticipated research and development; or

          (b) result from any work Employee does using any equipment, facilities, materials, Trade Secrets or personnel of the Company; or

          (c) result from or are suggested by any work that Employee may do for the Company.

     10.  Assignment of Developments: Employee hereby assigns to the Company or
          --------------------------
the Company's designee, Employee's entire right, title and interest in all of the following, that Employee conceives or make (whether alone or with others) while employed by the Company:

          (a)  all Developments;

          (b) all copyrights, Trade Secrets, trademarks and mask work rights in Developments; and

          (c) all patent applications filed and patents granted on any Developments, including those in foreign countries.

     11.  Waiver of Rights. In the event Employee has any right in and to the
          ----------------
Work Product or Developments that cannot be assigned to the Company, Employee hereby unconditionally and irrevocably (a) waives the enforcement of all such rights, and all claims and causes of action of any kind with respect to any of the foregoing against the Company, its distributors and customers, whether now known or hereafter to become known, and (b) agrees, at the request and expense of the Company and its respective successors and assigns, to consent to, and to join in, any action to enforce such rights or to procure a waiver of such rights from the holders of such rights.

     12.  License. In the event Employee has any rights in and to the Work
          -------
Product or the Developments that cannot be assigned to the Company and cannot be waived, Employee hereby grants to the Company, and its respective successors and assigns, an exclusive, worldwide,

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royalty-free license during the term of the rights to reproduce, distribute, modify, publicly perform and publicly display, with the right to sublicense and assign such rights in and to the Work Product or the Developments including, without limitation, the right to use in any way whatsoever the Work Product or the Developments. Each of Company's clients, customers and business partners is an intended third party beneficiary of this provision and may independently enforce Employee's obligations hereunder.

     13.  Execution of Documents: Both while employed by the Company and
          ----------------------
afterwards, Employee agrees to execute and aid in the preparation of any papers that the Company may consider necessary or helpful to obtain or maintain any patents, copyrights, trademarks or other proprietary rights at the Company's expense.

     14.  Appointment of Attorney-In-Fact. In the event that the Company is
          -------------------------------
unable for any reason whatsoever to secure Employee's signature to any lawful and necessary document required to apply for or execute any patent, copyright or other applications with respect to any of the Work Product or the Developments (including improvements, renewals, extensions, continuations, divisions or continuations in part hereof), Employee hereby irrevocably appoints the Company and its duly authorized officers and agents as Employee's agents and attorneys-in-fact to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights or other rights thereon with the same legal force and effect as if executed by Employee.

     15.  Conflict of Interest: During Employee's employment by the Company,
          --------------------
Employee will not engage in any business activity competitive with the Company's business activities.

     16.  Noninterference with Company Employees: While employed by the Company,
          --------------------------------------
Employee will not:

          (a) induce, or attempt to induce, any Company employee to quit the Company's employ;

          (b)  recruit or hire away any Company employee; or

          (c) hire or engage any Company employee or former employee whose employment with the Company ended less than six months before the date of such hiring or engagement.

     17.  Enforcement: Employee agrees that in the event of a breach or
          -----------
threatened breach of this Agreement, money damages would be an inadequate remedy and extremely difficult to measure. Employee agrees, therefore, that the Company shall be entitled to an injunction to restrain Employee from such breach or threatened breach. Nothing in this Agreement shall be construed as preventing the Company from pursuing any remedy at law or in equity for any breach or threatened breach.

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     18.  Assignment. This Agreement may be assigned by the Company. Employee
          ----------
may not assign or delegate Employee's duties under this Agreement without the Company's prior written approval. This Agreement shall be binding upon Employee's heirs, successors, and permitted assignees.

     19.  Governing Law: This Agreement is made and shall be construed and
          -------------
enforced in accordance with the laws of the State of California.

     20.  Arbitration: In the event of any dispute in connection with this
          -----------
Agreement, the Parties agree to resolve the dispute by binding arbitration in San Francisco, California, under the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), with a single arbitrator familiar with software development disputes appointed by the AAA. In the event of any dispute, the prevailing party shall be entitled to its reasonable attorneys' fees and costs from the other party, whether or not the matter is litigated or arbitrated to a final judgment or award.

     21.  Choice of Forum. The parties hereby submit to the jurisdiction of, and
          ---------------
waive any venue objections against, the United States District Court for the Northern District of California and the Superior and Municipal Courts of the State of California, San Francisco County, in any litigation arising out of this
Agreement:

     22.  Severability: If any provision of this Agreement is determined to be
          ------------
invalid or unenforceable, the remainder shall be unaffected and shall be enforceable against both the Company and Employee.

     23.  Entire Agreement: This Agreement supersedes and replaces all prior
          ----------------
agreements or understandings, oral or written, between the Company and Employee, except for any prior confidentiality agreements.

     24.  Modification: This Agreement may not be modified except by a writing
          ------------
signed both by the Company and Employee.

     25.  Employee Review and Receipt of Agreement. Employee acknowledges that
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Employee has carefully read and considered all provisions of this Agreement and agrees that all of the restrictions set forth herein are fair and reasonably required to protect the Company's interests. Employee acknowledges that Employee has received a copy of this Agreement as signed by Employee.

     26.  Notice Pursuant to State Law: Employee acknowledges that Employee has
          ----------------------------
been notified of its rights, if any, under California Labor Code Section 2870, "Employment Agreements: Assignment of Rights," and that Employee has had a full and fair opportunity to read the provisions of Section 2870, a copy of which is attached hereto as Exhibit A. Employee understands that this Agreement does not
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apply to any invention that qualifies fully under the provisions of Section
2870. This section shall serve as written notice to Employee as required by California Labor Code Section 2872.

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     27.  Prior Developments: As a matter of record, Employee has identified all
          ------------------
prior developments ("Prior Developments") that have been conceived or reduced to practice or learned by Employee, alone or jointly with others, before Employee's employment with the Company, which Employee desires to remove from the operation of this Agreement. The Prior Developments are listed on attached Exhibit B.
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Employee represents and warrants that this list is complete. If there is no such list, Employee represents that it has made no such Prior Developments at the time of signing this Agreement.

                                       Timothy M. Wilson:

Date:     3/30/98                      /s/ Timothy M. Wilson
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                                       Employee's Signature

                                       Timothy M. Wilson
                                       ------------------------------
                                       Typed or Printed Name


                                       DIGITAL ISLAND, INC.:

                                       /s/ Ron Higgins
                                       ------------------------------
Date:___________________               Signature

                                       Ron Higgins
                                       ------------------------------
                                       Typed or Printed Name

                                                 CEO
                                       ------------------------------
                                       Title

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                                   EXHIBIT A

     California Labor Code Section 2870 provides as follows:

     (a) Any provision in an employment agreement that provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

          (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer or

          (2)  Result from any work performed by the employee for the employer.

     (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.
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                                   EXHIBIT B

                              PRIOR DEVELOPMENTS
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            [List Of all Prior Developments; if blank write "none"]

Patent Pending filed under Lucent Technologies for method of requesting alternate transport paths during the conversations and implementing same without loss in connection.